As filed with the Securities and Exchange Commission on June 26, 2001
   --------------------------------------------------------------------------

                                    FORM 8-A

                        SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                               ------------------

                 FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                      PURSUANT TO SECTION 12(b) or (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                               ------------------

                         MENTOR CAPITAL CONSULTANTS, INC.
             (Exact name of registrant as specified in its charter)

                               ------------------

            Delaware                                  84-1569905
  (State or other jurisdiction of                  (I.R.S. Employer
   incorporation or organization)                Identification Number)

    4940 Pearl East Circle, Suite 104
         Boulder, Colorado                              80301
(Address of principal executive offices)              (Zip Code)

                               ------------------

           Securities to be registered under Section 12(b) of the Act:

               None                                      None
       (Title of each class                 (Name of each exchange on which
        to be so registered)                 each class is to be registered)



If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A.(c)(1), please check the following box. [_]

If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A.(c)(2), please check the following box. [_]



         Securities to be registered under Section 12(g) of the Act:

                                  Common Stock
                                (Title of class)

   --------------------------------------------------------------------------

Item 1.  Description of Securities to be Registered.

  This Registration Statement relates to the common stock, par value $0.0001 per share ("Common Stock") of Mentor Capital Consultants, Inc., a Delaware corporation ("Registrant"). The description of the Common Stock which appears under the caption "Description of Securities" in the Prospectus included in the Registration Statement of the Registrant on Form SB-2 (File No. 333-58844), relating to the Common Stock, is incorporated herein by reference.

Item 2.  Exhibits.


Exhibit
Number                              Description

  1       Specimen of certificate representing the Registrant's Common Stock (1)

  2       Articles of Incorporation of the Registrant (2)

  3       By-Laws of the Registrant (3)

------------------

  (1) To be filed by amendment.

  (2) Incorporated herein by reference to Exhibits 3.1 and 3.3 to the Registration Statement of Mentor Capital Consultants, Inc. on Form SB-2 (File No. 333-58844), relating to the Common Stock.

  (3) Incorporated herein by reference to Exhibit 3.2 to the Registration Statement of Mentor Capital Consultants, Inc. on Form SB-2 (File No. 333-58844), relating to the Common Stock.


                                    SIGNATURE

  Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            MENTOR CAPITAL CONSULTANTS, INC.



Dated:  June 26, 2001                        By: /s/ W. MICHAEL BISSONNETTE
                                                ----------------------------
                                                  W. Michael Bissonnette,
                                                  President and Treasurer

                                       2

                          MENTOR CAPITAL CONSULTANTS, INC.
                                  Common Stock

                                    FORM 8-A


                                INDEX TO EXHIBITS




Exhibit
Number                                  Description

  1     Specimen of certificate representing the Registrant's Common Stock (1)

  2     Articles of Incorporation of the Registrant (2)

  3     By-Laws of the Registrant (3)

------------------

  (1) To be filed by amendment.

  (2) Incorporated herein by reference to Exhibits 3.1 and 3.3 to the Registration Statement of Mentor Capital Consultants, Inc. on Form SB-2 (File No. 333-58844), relating to the Common Stock.

  (3) Incorporated herein by reference to Exhibit 3.2 to the Registration Statement of Mentor Capital Consultants, Inc. on Form SB-2 (File No. 333-58844), relating to the Common Stock.

                              Form 8-A / Exhibit Index